                                                                   Exhibit 99.1

FOR FURTHER INFORMATION, PLEASE CONTACT:

Kelly Reese Lazarus
724 Solutions
Public Relations
805.884.8306
klazarus@724.com


               724 SOLUTIONS ANNOUNCES THIRD QUARTER 2003 RESULTS

SANTA BARBARA, CA (OCTOBER 29, 2003) - 724 Solutions (NASDAQ: SVNX; TSX: SVN), a leading provider of next-generation IP-based network and data services, today reported results for its third quarter ended September 30, 2003 (all figures are in U.S. dollars).

724 Solutions' total revenue in the third quarter was $3.1 million compared to $3.0 million in the previous quarter and $5.6 million for the same period last year. Revenue from the sale of products was $1.7 million and revenue from the sale of services was $1.4 million.

Pro forma net loss for the third quarter was $2.6 million, or $0.43 per share, compared to $2.9 million, or $0.49 per share, in the previous quarter and $2.6 million, or $0.43 per share, in the same period last year. The Company's pro forma net operating expenses were $5.7 million in the third quarter compared to $5.9 million in the previous quarter and $8.1 million in the same period a year ago.

The net loss for the third quarter of 2003, computed using generally accepted accounting principles ("GAAP"), was $3.9 million or $0.64 per share, compared to $6.8 million or $1.14 per share in the previous quarter and $21.5 million or $3.60 per share in the same period a year ago.

The Company ended the quarter with $18.9 million in cash, cash equivalents, short-term investments and restricted cash. The total cash used in the third quarter was $6.4 million, including an operating cash use of $2.7 million and cash restructuring and non-recurring payments of $3.7 million.

"The focus of our X-treme Mobility Suite is to enable mobile operators to differentiate their data services offerings," said John Sims, chief executive officer, 724 Solutions. "The selection of our X-treme Service Activity Manager
(XSAM) by the leading Malaysian operator, Digi Telecommunications, validates the value of our offering for premium messaging data services."

XSAM is powering Digi's Content Provider Access service, which is a critical strategy for Digi to open its network to independent content providers to offer premium SMS and MMS content and services directly to mobile subscribers.

"In addition to our deployment at Digi and our continued subscriber adoption growth from our WAP 2.0 gateway business, we are focused on the execution of our go to market strategy," said Sims. "We've strengthened our presence in Asia Pacific with the creation of a 724/ZTE Competency Center in Nanjing, China, and established ourselves in the value chain for opening up the traditional walled garden of content for premium data services in the Asian market."

CONFERENCE CALL INFORMATION
The company will host a conference call to discuss the results on October 30, 2003 at 8:30 a.m. EDT. The conference call will be available over the Internet through the company's Web site at www.724.com or by telephone at 415-908-4701. A replay will be available for 48 hours following the conference call and can be accessed by dialing 800-558-5253, pass code 21162910.

ABOUT 724 SOLUTIONS
724 Solutions (NASDAQ: SVNX; TSX: SVN) delivers reliable, scalable technology and solutions that allow mobile network operators to rapidly deploy flexible and open next generation IP-based network and data services. Additionally, in conjunction with mobile operator partners, the company provides a series of actionable alerting solutions to enterprises to assist them in lowering operating costs and improving customer relationship management. 724 Solutions is a global company with development operations in North America, Switzerland and Germany with headquarters in Toronto, Canada. For more information, visit www.724.com

This press release contains statements of a forward-looking nature. These statements are made under the "safe harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements include the statements herein regarding: the services and products that will be offered by 724 Solutions, the benefits that businesses will obtain from these services and products, future demand for these services and products, our future operating cash performance and the sufficiency of our cash resources. The accuracy of these statements may be impacted by a number of business risks and uncertainties that could cause actual results to differ materially from those projected or anticipated, including the risk that 724 Solutions will be unable to deploy the solutions and products stated herein, the risk that the demand for these solutions and products, or for 2.5G and 3G networks, will not increase as presently anticipated, the risk that general economic conditions will not improve, and other risks described in 724 Solutions' Securities and Exchange Commission filings, including its annual report on Form 10-K and its quarterly reports on Form 10-Q. These risks are also described in 724 Solutions' filings with the Canadian Securities Administrators. 724 Solutions does not undertake any obligation to update this forward-looking information, except as required under applicable law.

                                       ###

724 SOLUTIONS INC. - SUMMARY OF OPERATIONS (UNAUDITED)
(IN 000'S OF U.S. DOLLARS, EXCEPT PER SHARE AMOUNTS)

                                                   THREE MONTHS ENDED                   NINE MONTHS ENDED
                                       -----------------------------------------   -----------------------------
                                       SEPTEMBER 30,    JUNE 30,   SEPTEMBER 30,   SEPTEMBER 30,    SEPTEMBER 30,
                                               2003        2003            2002            2003             2002
Revenue:
    Product                                  $1,676      $1,635          $1,743          $5,321           $5,870
    Services                                  1,437       1,375           3,809           4,317            9,203
                                           --------    --------       ---------       ---------        ---------
        Total Revenue                         3,113       3,010           5,552           9,638           15,073
    Cost of revenue *                         1,458       1,422           1,625           4,454            5,997
                                           --------    --------       ---------       ---------        ---------
        Gross Margin                          1,655       1,588           3,927           5,184            9,076

Operating expenses:
    Research and development *                2,008       2,555           3,761           7,513           13,619
    Sales and marketing *                     1,370       2,165           3,419           5,727           14,137
    General and administrative *                846       1,291           1,708           3,082            5,654
    Depreciation                                178         203           1,334             740            4,494
    Amortization of intangibles               1,156       1,156           1,011           3,468            3,175
    Stock-based compensation
        Cost of revenue                           -           -              54               8              254
        Research and development                  -         682           1,879           1,211            8,876
        Sales and marketing                       -         170             662             282            3,129
        General and administrative                -           -             482             115            2,275
    Restructuring costs                           -         300           3,662             300           20,649
    Write down of fixed assets,
    goodwill and other
    intangible assets                             -           -           2,205               -            6,339
                                           --------    --------       ---------       ---------        ---------
        Total operating expenses              5,558       8,522          20,177          22,446           82,601
                                           --------    --------       ---------       ---------        ---------
Loss from operations                         (3,903)     (6,934)        (16,250)        (17,262)         (73,525)

Interest income                                  44          85              60             222              585
Write-down of long-term investments,              -           -          (5,280)              -           (5,280)
  net
                                           --------    --------       ---------       ---------        ---------
    Net loss for the period                $ (3,859)   $ (6,849)      $ (21,470)      $ (17,040)       $ (78,220)
                                           ========    ========       =========       =========        =========

Basic and diluted net loss per share       $  (0.64)   $  (1.14)      $   (3.60)      $   (2.85)       $  (13.19)
Weighted-average number of shares used
  in computing basic and diluted net loss
  per share
  (in thousands)                              5,983       5,983           5,965           5,983            5,930
                                           ========    ========       =========       =========        =========


724 SOLUTIONS INC. - SUMMARY OF PRO FORMA ADJUSTMENTS (UNAUDITED) (IN 000'S OF U.S. DOLLARS, EXCEPT PER SHARE AMOUNTS)

                                                   THREE MONTHS ENDED                   NINE MONTHS ENDED
                                       -----------------------------------------   -----------------------------
                                       SEPTEMBER 30,    JUNE 30,   SEPTEMBER 30,   SEPTEMBER 30,    SEPTEMBER 30,
                                               2003        2003            2002            2003             2002
GAAP NET LOSS FOR THE PERIOD               $ (3,859)   $ (6,849)      $ (21,470)      $ (17,040)       $ (78,220)

    Depreciation                                178         203           1,334             740            4,494
    Amortization of intangibles               1,156       1,156           1,011           3,468            3,175
    Stock- based compensation                     -         852           3,077           1,616           14,534
    Interest Income                             (44)        (85)            (60)           (222)            (585)
    Restructuring costs                           -         300           3,662             300           20,649
    Write down of fixed assets,
    goodwill and other
    intangible assets                             -           -           2,205               -            6,339
    Write-down of long-term
    investments, net                              -           -           5,280               -            5,280
    Non-recurring and acquisition
      charges **                                  -       1,521           2,396           1,801            7,039
                                           --------    --------       ---------       ---------        ---------
PRO FORMA NET LOSS FOR THE PERIOD          $ (2,569)   $ (2,902)       $ (2,565)       $ (9,337)       $ (17,295)
                                           ========    ========       =========       =========        =========
Pro forma net loss per share               $ (0.43)    $ (0.49)        $ (0.43)        $ (1.56)         $ (2.92)

*The pro forma numbers are as follows
    Cost of revenue                           1,419       1,411           1,625           4,384            5,530
    Research and development                  1,961       1,967           2,655           6,677           10,579
    Sales and marketing                       1,335       1,471           2,453           4,954           11,652
    General and administrative                  967       1,063           1,384           2,960            4,607
                                           --------    --------       ---------       ---------        ---------
Total pro forma costs                         5,682       5,912           8,117          18,975           32,368

Certain comparative figures for 2002 have been reclassified to conform with the financial statement presentation adopted in the current year.
** Non-recurring and acquisition charges include direct costs related to terminated employees and direct costs related to historic acquisitions.

724 SOLUTIONS INC. - CASH RECONCILIATION (UNAUDITED)
(In millions of U.S. dollars)

Cash and cash equivalents, short-term investments and restricted cash:
    At June 30, 2003                                                                    $25.3
    At September 30, 2003                                                                18.9
                                                                                         ----
TOTAL CASH USED IN QUARTER ENDED SEPTEMBER 30, 2003                                      $6.4

Non-recurring payments
    Severance and transition                                              $0.8
    Acquisition related                                                    2.0
    Hosting exit                                                           0.4
    Deferred consideration                                                 0.5
                                                                           ---
    Total non-recurring payments                                                          3.7
                                                                                          ---
OPERATING CASH USED IN QUARTER ENDED SEPTEMBER 30, 2003                                  $2.7

724 SOLUTIONS INC.
CONSOLIDATED BALANCE SHEETS
(in thousands of US dollars)

                                                                  SEPTEMBER 30,      December 31,
                                                                           2003              2002
                                                                    (UNAUDITED)
Assets

Current assets:
    Cash and cash equivalents                                           $16,973           $19,129
    Short-term investments                                                  975            18,562
    Restricted cash                                                         962               962
    Accounts receivable - trade net of allowance of $60
      (December 31, 2002 - $150)                                          2,372             2,211
    Prepaid expenses and other receivables                                  810               819
                                                                       --------------------------
                                                                         22,092            41,683
Fixed assets                                                                711             1,418
Goodwill                                                                  9,097             9,097
Other intangible assets                                                       -             3,468
                                                                       --------------------------
Total assets                                                            $31,900           $55,666
                                                                       ==========================
Liabilities and Shareholders' Equity

Current liabilities:
    Accounts payable                                                       $378            $1,253
    Accrued liabilities                                                   4,457             9,892
    Note payable                                                              -               600
    Deferred revenue                                                        648             1,217
    Deferred consideration                                                  491             1,415
                                                                       --------------------------
                                                                          5,974            14,377
Shareholders' equity:
    Share capital:
        Authorized:
           Unlimited common shares
           Unlimited preferred shares
        Issued and outstanding:
           5,983,349 common shares
           (December 31, 2002 - 5,983,349)                              764,508           764,508
    Deferred stock-based compensation                                         -            (1,616)
    Accumulated deficit                                                (738,600)         (721,560)
    Cumulative translation adjustment                                        18               (43)
                                                                       --------------------------
                                                                         25,926            41,289
                                                                       --------------------------
Contingent liabilities *
                                                                       --------------------------
Total liabilities and shareholders' equity                              $31,900           $55,666
                                                                       ==========================

* See note 17 to our audited consolidated financial statements set forth in our 2002 annual report.

The historic common share numbers have been adjusted to reflect the 10 for 1 share consolidation completed in the second quarter of 2003.